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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-6640
                                  ---------------------------------------------

                American Strategic Income Portfolio Inc. II
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

     800 Nicollet Mall        Minneapolis, MN                   55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

Robert H. Nelson          800 Nicollet Mall     Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:   800-677-3863
                                                   ----------------------------

Date of fiscal year end:  May 31, 2003
                        --------------------------
Date of reporting period: May 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[GRAPHIC]

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME  PORTFOLIO INC. II

BSP

MAY 31, 2003
ANNUAL REPORT

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. II

    TABLE OF CONTENTS

2   Fund Overview

7   Financial Statements

11  Notes to Financial Statements

23  Investments in Securities

33  Independent Auditors' Report

34  Federal Income Tax Information

35  Shareholder Update

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. II (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities and corporate debt securities. The Fund borrows through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

  NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended May 31, 2003

                                                             ONE YEAR         FIVE YEAR         TEN YEAR
                                                             --------         ---------         --------
American Strategic Income Portfolio Inc. II                      7.59%             8.70%            7.87%
Lehman Brothers Mutual Fund Government/Mortgage Index            9.82%             7.52%            7.22%

The average annualized total returns for the Fund are based on the change in its NAV, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.
- Average annualized total returns based on the change in market price for the one-year, five-year, and ten-year periods ended May 31, 2003, were 13.51%, 12.48%, and 8.20%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

                   2003 ANNUAL REPORT  1  American Strategic Income Portfolio II

FUND OVERVIEW

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage-backed securities portion of the Fund. He has 22 years of financial experience.

RUSS KAPPENMAN
is responsible for the acquisition and management of the whole loans portion of the Fund. He has 17 years of financial experience.

FOR THE FISCAL YEAR ENDED MAY 31, 2003, THE FUND HAD A TOTAL RETURN OF 7.59%, BASED ON NAV. The Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 9.82% during the period.

WHEN COMPARING THE FUND'S RETURN TO ITS BENCHMARK, NOTE THAT THE BENCHMARK IS COMPRISED OF SECURITIES THAT GENERALLY HAVE NO CEILING, OR "CAP," ON HOW MUCH THEY CAN APPRECIATE. The Fund is primarily comprised of nonsecuritized mortgage loans that do not trade in any organized market. Since market quotations are not readily available for these securities, they are valued according to a pricing model. The Fund's pricing model for these mortgage loans contains a maximum price level of 105. In the falling interest-rate environment experienced during the reporting period, the Fund can be expected to underperform relative to the benchmark, at least in part, due to the maximum price level allowed by the pricing model. As Treasury rates fell, an increasing number of the Fund's loans were valued at the maximum price allowed by the pricing model, inhibiting further NAV appreciation. As of May 31, 2003, 85.58% of the Fund's multifamily and commercial loan portfolio was priced at the maximum level allowed by the pricing model.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Although the fixed-income sector showed strength overall, real estate markets were fundamentally weaker with demand for multifamily units and commercial space decreasing over the last 12 months. Typically real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Currently, we do not see an appreciable increase in demand for apartments or commercial space. We remain optimistic because, to date, the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s.

IN SPITE OF THE WEAKNESS IN REAL ESTATE MARKETS, THE FUND CURRENTLY HAS NO MULTIFAMILY OR COMMERCIAL LOANS IN DEFAULT. During the period, the Fund paid a consistent monthly dividend of 9.5 cents per share. The dividend reserve for this

                   2003 ANNUAL REPORT  2  American Strategic Income Portfolio II

Fund was at approximately 10.0 cents per share as of the period end. We believe that the lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. During the reporting period, eight loans in the portfolio paid off with a net weighted average coupon of 8.16%. We added 15 loans with a net weighted average coupon of 7.77%. During this fiscal year, the Fund paid out $1.14 per share in dividends resulting in an annualized distribution rate of 8.32% based on the May 31, 2003, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO UTILIZE LEVERAGE (OR BORROWING) DURING THE PERIOD. Low short-term interest rates allowed the Fund to borrow at attractive rates. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and will increase the volatility of the Fund's NAV and market price.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2003

Other Assets                                             1%
Short-Term Sercurities                                   1%
U.S. Government Agency Mortgage-Backed Securities       12%
Corporate Notes                                          6%
Single-Family Loans                                      1%
Commerical Loans                                        30%
Private Mortgage-Backed Security                         1%
Multifamily Loans                                       48%

                   2003 ANNUAL REPORT  3  American Strategic Income Portfolio II

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES AND THAT THE LOW INTEREST-RATE ENVIRONMENT MAY MEAN CONTINUED LOAN PREPAYMENTS. The weaker real estate markets could lead to increased levels of default. However, we continue to diligently manage the credit risk in the Fund and feel that its current credit profile is acceptable. We believe that as the U.S. economy improves there should be increased demand for space and that occupancy levels should rise.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THE FUND, AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC., AMERICAN STRATEGIC INCOME PORTFOLIO INC. III, AND AMERICAN SELECT PORTFOLIO INC. (COLLECTIVELY, THE "EXISTING FUNDS"), HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO THE FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST ("REIT"). Shareholders of the Existing Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies


DELINQUENT LOAN PROFILE

The tables below show the percentages of single-family loans and multifamily or commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of May 31, 2003, based on the value outstanding.

SINGLE-FAMILY LOANS               MULTIFAMILY OR COMMERCIAL LOANS
---------------------             -------------------------------
Current          81.3%            Current               100.0%
30 Days           2.5%            30 Days                 0.0%
60 Days           0.0%            60 Days                 0.0%
90 Days           0.0%            90 Days                 0.0%
120+ Days        16.2%            120+ Days               0.0%

                   2003 ANNUAL REPORT 4 American Strategic Income Portfolio II substantially similar to those of the Existing Funds. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

Thank you for your investment in the Fund and your trust during this difficult economic environment. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ John Wenker
John Wenker
Managing Director, Head of Real Estate
U.S. Bancorp Asset Management, Inc.

                   2003 ANNUAL REPORT  5  American Strategic Income Portfolio II

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. Those percentages reflect the value of whole loans and participation mortgages as of May 31, 2003. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

Alabama
Alaska
Arizona                               14%
Arkansas
California                             9%
Colorado                               3%
Connecticut
Delaware
Florida                                9%
Georgia                               11%
Hawaii
Idaho
Illinois
Indiana                                2%
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota                             10%
Mississippi
Missouri                               1%
Montana                                1%
Nebraska
New Hampshire
New Jersey
New Mexico                             2%
New York
Nevada                                 4%
North Carolina
North Dakota                           2%
Ohio
Oklahoma                               2%
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee                              3%
Texas                                 19%
Utah                                   1%
Vermont
Virginia
Washington                             5%
West Virginia
Wisconsin
Wyoming


VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans and participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

                   2003 ANNUAL REPORT  6  American Strategic Income Portfolio II

FINANCIAL Statements

STATEMENT OF ASSETS AND LIABILITIES  May 31, 2003
.................................................................................

ASSETS:
Investments in securities at value* (note 2)......  $  280,480,095
Cash in bank on demand deposit....................         591,487
Accrued interest receivable.......................       1,173,482
Other assets......................................         215,404
                                                    --------------
  Total assets....................................     282,460,468
                                                    --------------
LIABILITIES:
Reverse repurchase agreements payable (note 2)....      72,643,221
Accrued investment management fee.................          90,134
Accrued administrative fee........................          44,400
Accrued interest expense..........................         100,943
Accrued reorganization expenses (notes 3 and 6)...         172,655
Other accrued expenses............................          19,623
                                                    --------------
  Total liabilities...............................      73,070,976
                                                    --------------
  Net assets applicable to outstanding capital
    stock.........................................  $  209,389,492
                                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital......  $  231,068,147
Undistributed net investment income...............       1,595,197
Accumulated net realized loss on investments......     (27,687,923)
Unrealized appreciation of investments............       4,414,071
                                                    --------------

  Total-representing net assets applicable to
    capital stock.................................  $  209,389,492
                                                    ==============

*Investments in securities at identified cost.....  $  276,066,024
                                                    ==============
NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding............................  $  209,389,492
Shares outstanding (authorized 1 billion shares of
  $0.01 par value)................................      15,957,289
Net asset value per share.........................  $        13.12
Market price per share............................  $        13.70

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  7  American Strategic Income Portfolio II

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS  For the Year Ended May 31, 2003
.................................................................................

INCOME:
Interest (net of interest expense of
  $2,738,860).....................................  $  21,350,755
Dividends.........................................         73,316
Dividends from affiliated money market fund.......         41,938
                                                    -------------

  Total investment income.........................     21,466,009
                                                    -------------
EXPENSES (NOTE 3):
Investment management fee.........................      1,389,540
Administrative fee................................        525,877
Custodian fees....................................         42,070
Transfer agent fees...............................         63,927
Exchange listing and registration fees............        219,477
Reports to shareholders...........................         60,469
Mortgage servicing fees...........................        201,837
Directors' fees...................................         54,823
Audit and legal fees..............................        555,496
Financial advisory and accounting fees............        390,325
Other expenses....................................         36,689
                                                    -------------
  Total expenses..................................      3,540,530
                                                    -------------

  Net investment income...........................     17,925,479
                                                    -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 4):
Net realized gain on investments in securities....        802,647
Net change in unrealized appreciation or
  depreciation of investments.....................     (3,163,181)
                                                    -------------

  Net loss on investments.........................     (2,360,534)
                                                    -------------

    Net increase in net assets resulting from
      operations..................................  $  15,564,945
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  8  American Strategic Income Portfolio II

STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2003
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income...................................  $   21,466,009
Expenses..........................................      (3,540,530)
                                                    --------------
  Net investment income...........................      17,925,479
                                                    --------------
Adjustments to reconcile net investment income to
  net cash provided by operating activities:
  Net accretion of bond discounts and amortization
    of premiums...................................          13,170
  Change in accrued interest receivable...........         322,401
  Change in accrued fees and expenses.............          58,331
  Change in other assets..........................         242,542
                                                    --------------
    Total adjustments.............................         636,444
                                                    --------------

    Net cash provided by operating activities.....      18,561,923
                                                    --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments................      79,946,560
Purchases of investments..........................     (70,376,060)
Net sales of short-term securities................         532,247
                                                    --------------

    Net cash provided by investing activities.....      10,102,747
                                                    --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements....     (10,056,829)
Distributions paid to shareholders................     (18,191,315)
                                                    --------------

    Net cash used by financing activities.........     (28,248,144)
                                                    --------------
Net increase in cash..............................         416,526
Cash at beginning of year.........................         174,961
                                                    --------------

    Cash at end of year...........................  $      591,487
                                                    ==============

Supplemental disclosure of cash flow information:
  Cash paid for interest..........................  $    2,836,966
                                                    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  9  American Strategic Income Portfolio II

FINANCIAL STATEMENTS continued

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                            YEAR ENDED      YEAR ENDED
                                             5/31/03         5/31/02
                                          --------------  --------------
OPERATIONS:
Net investment income...................  $  17,925,479   $  17,989,729
Net realized gain on investments........        802,647       3,590,799
Net change in unrealized appreciation or
  depreciation of investments...........     (3,163,181)         67,577
                                          -------------   -------------

  Net increase in net assets resulting
    from operations.....................     15,564,945      21,648,105
                                          -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income..............    (18,191,315)    (18,071,635)
                                          -------------   -------------

  Total increase (decrease) in net
    assets..............................     (2,626,370)      3,576,470
Net assets at beginning of year.........    212,015,862     208,439,392
                                          -------------   -------------

Net assets at end of year...............  $ 209,389,492   $ 212,015,862
                                          =============   =============

Undistributed net investment income.....  $   1,595,197   $   1,861,033
                                          =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  10  American Strategic Income Portfolio II

NOTES TO FINANCIAL Statements

(1) ORGANIZATION
.............................
                American Strategic Income Portfolio Inc. II (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities and corporate debt securities. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
  SIGNIFICANT
  ACCOUNTING
  POLICIES
.............................
                SECURITY VALUATIONS
                Security valuations for the Fund's investments (other than whole loans) are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

                Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations,

         2003 ANNUAL REPORT  11  American Strategic Income Portfolio II

               NOTES TO FINANCIAL Statements continued

                or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

                The Fund's investments in whole loans (single family, multifamily and commercial) and participation mortgages are generally not traded in any organized market and therefore market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to

         2003 ANNUAL REPORT 12 American Strategic Income Portfolio II price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

                As of May 31, 2003, the Fund held fair valued securities with a fair value of $243,008,642 or 116.1% of total net assets.

                SECURITY TRANSACTIONS AND INVESTMENT INCOME
                Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by

         2003 ANNUAL REPORT  13  American Strategic Income Portfolio II

               NOTES TO FINANCIAL Statements continued

                any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At May 31, 2003, loans representing 0.1% of net assets were 120 or more days delinquent as to the timely monthly payment of principal and interest. Such delinquencies relate solely to single family whole loans and represent 16.2% of total single family value outstanding at May 31, 2003.

                Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. As of and for the year ended May 31, 2003, the Fund owned no real estate.

                REVERSE REPURCHASE AGREEMENTS
                Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date

         2003 ANNUAL REPORT 14 American Strategic Income Portfolio II and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended May 31, 2003, the weighted average borrowings outstanding were $81,210,310 and the weighted average interest rate was 3.15%.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2003, the Fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

         2003 ANNUAL REPORT  15  American Strategic Income Portfolio II

               NOTES TO FINANCIAL Statements continued

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

                The tax character of distributions paid during the fiscal years ended May 31, 2003 and 2002 was as follows:

                                             2003         2002
                                          -----------  -----------
Distributions paid from ordinary
  income................................  $18,191,315  $18,071,635
                                          ===========  ===========

                At May 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income.....................  $   1,595,197
Accumulated realized losses on investments........    (25,029,480)
Unrealized appreciation of investments............      1,755,628
                                                    -------------
Accumulated deficit...............................  $ (21,678,655)
                                                    =============

                The difference between book basis and tax basis unrealized appreciation and accumulated realized losses is attributable to a one time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the

         2003 ANNUAL REPORT 16 American Strategic Income Portfolio II net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by USBAM.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment,

         2003 ANNUAL REPORT  17  American Strategic Income Portfolio II

               NOTES TO FINANCIAL Statements continued

                research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the fiscal year ended May 31, 2003, the effective investment management fee incurred by the Fund was 0.66%. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp is also co-administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under the Co-Administration Agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.25% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various record-keeping services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

         2003 ANNUAL REPORT  18  American Strategic Income Portfolio II

                The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                MORTGAGE SERVICING FEES
                The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                PROPOSED REORGANIZATION EXPENSES
                As discussed in Note 6, the Fund has taken certain steps to reorganize along with certain other similar entities managed by USBAM. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational and other meetings and costs and expenses of accountants, attorneys, financial advisors, and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. III, and, American Select Portfolio Inc. (collectively, the "Existing Funds"). The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to

         2003 ANNUAL REPORT  19  American Strategic Income Portfolio II

               NOTES TO FINANCIAL Statements continued

                certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of May 31, 2003, the Fund would bear approximately 31% of the total expenses of the reorganization. During the fiscal year ended May 31, 2003, the Fund incurred $1,082,927 in reorganization expenses.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, exchange listing and registration fees, printing and shareholder reports, transfer agent fees and expenses, financial advisory, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                During the fiscal year ended May 31, 2003, fees for custody services were paid to U.S. Bank.

(4) INVESTMENT
  SECURITY
  TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended May 31, 2003, aggregated $70,362,890 and $79,946,560, respectively. Included in proceeds from sales are $712,238 from prepayment penalties.

         2003 ANNUAL REPORT  20  American Strategic Income Portfolio II

(5) CAPITAL LOSS
CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2003, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

CAPITAL LOSS
 CARRYOVER    EXPIRATION
------------  ----------
$22,840,468      2004
    922,669      2005
  1,266,343      2006
-----------
$25,029,480
===========

(6) PROPOSED
  REORGANIZATION
.............................
                A combined proxy statement/registration statement, last amended on April 22, 2003, has been filed with the Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, ASP, CSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, ASP, CSP, and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

         2003 ANNUAL REPORT  21  American Strategic Income Portfolio II

NOTES TO FINANCIAL Statements continued

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO II

                                                      YEAR ENDED MAY 31,
                                            --------------------------------------
                                             2003    2002    2001    2000    1999
                                            ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period......  $13.29  $13.06  $12.20  $12.92  $13.07
                                            ------  ------  ------  ------  ------
Operations:
  Net investment income...................    1.12    1.13    1.06    1.02    1.06
  Net realized and unrealized gains
    (losses) on investments...............   (0.15)   0.23    0.83   (0.68)  (0.19)
                                            ------  ------  ------  ------  ------
    Total from operations.................    0.97    1.36    1.89    0.34    0.87
                                            ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income..............   (1.14)  (1.13)  (1.03)  (1.06)  (1.02)
                                            ------  ------  ------  ------  ------
Net asset value, end of period............  $13.12  $13.29  $13.06  $12.20  $12.92
                                            ======  ======  ======  ======  ======
Market value, end of period...............  $13.70  $13.17  $12.30  $11.00  $11.94
                                            ======  ======  ======  ======  ======
SELECTED INFORMATION
Total return, net asset value (a).........    7.59%  10.66%  15.97%   2.77%   6.82%
Total return, market value (b)............   13.51%  16.94%  21.98%   1.09%  10.06%
Net assets at end of period (in
  millions)...............................  $  209  $  212  $  208  $  195  $  230
Ratio of expenses to average weekly net
  assets including interest expense.......    2.99%   2.30%   3.37%   3.62%   2.92%
Ratio of expenses to average weekly net
  assets excluding interest expense.......    1.68%   1.15%   1.19%   1.21%   1.18%
Ratio of net investment income to average
  weekly net assets.......................    8.52%   8.55%   8.45%   8.07%   8.06%
Portfolio turnover rate (excluding
  short-term securities)..................      24%     46%     21%     24%     18%
Amount of borrowings outstanding at end of
  period (in millions)....................  $   73  $   83  $   70  $   67  $  104
Per-share amount of borrowings outstanding
  at end of period........................  $ 4.55  $ 5.18  $ 4.37  $ 4.18  $ 5.84
Per-share amount of net assets, excluding
  borrowings, at end of period............  $17.67  $18.47  $17.43  $16.38  $18.76
Asset coverage ratio (c)..................     388%    356%    399%    392%    321%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

         2003 ANNUAL REPORT  22  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES

AMERICAN STRATEGIC INCOME PORTFOLIO II                            May 31, 2003
                                  Date          Par
Description of Security         Acquired       Value           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (b) (16.7%):
  FIXED RATE (16.7%):
        FHLMC, 5.50%,
          1/1/18..............            $13,733,270      $ 14,211,800  $ 14,222,179
        FHLMC, 9.00%,
          7/1/30..............              1,437,774         1,476,650     1,555,945
        FNMA, 6.00%,
          10/1/16.............              1,700,255         1,710,850     1,771,429
        FNMA, 5.50%, 6/1/17...              1,566,172         1,575,087     1,626,683
        FNMA, 5.00%, 9/1/17...              1,696,695         1,701,814     1,761,025
        FNMA, 5.00%,
          11/1/17.............              2,838,470         2,855,506     2,946,091
        FNMA, 6.50%, 6/1/29...              7,062,053         7,012,774     7,375,467
        FNMA, 7.50%, 4/1/30...                875,999           845,833       933,211
        FNMA, 7.50%, 5/1/30...              1,086,038         1,048,713     1,156,967
        FNMA, 8.00%, 5/1/30...                348,710           344,207       375,951
        FNMA, 8.00%, 6/1/30...              1,222,676         1,206,882     1,318,191
                                                           ------------  ------------

        Total U.S. Government
          Agency
          Mortgage-Backed
          Securities..........                               33,990,116    35,043,139
                                                           ------------  ------------
CORPORATE NOTES (e) (8.2%):
  FIXED RATE (8.2%):
        Oly Holigan, LP,
          9.25%, 1/1/04.......  12/26/00    6,000,000         6,000,000     6,000,000
        Oly Holigan II, LP,
          9.25%, 1/1/05.......  01/31/02    6,000,000         6,000,000     6,030,000
        Stratus Properties,
          9.25%, 7/1/06.......  06/14/01    5,000,000         5,000,000     5,050,000
                                                           ------------  ------------

        Total Corporate
          Notes...............                               17,000,000    17,080,000
                                                           ------------  ------------
PRIVATE MORTGAGE-BACKED SECURITY (e) (1.4%):
  FIXED RATE (1.4%):
        RFC 1997-NPC1, 8.31%,
          8/27/23.............  03/27/97    2,863,815         2,873,555     2,912,811
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  23  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES continued

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (106.5%):
  COMMERCIAL LOANS (41.2%):
      1336 and 1360 Energy
        Park Drive,
        7.55%, 10/1/08........  09/29/98  $ 2,780,918(b)   $  2,780,918  $  2,919,964
      Bigelow Office Building,
        8.88%, 4/1/07.........  03/31/97    1,279,221(b)      1,279,221     1,330,390
      Fortune Park V, VI, VII,
        7.90%, 1/1/04.........  12/29/98    3,594,229(b)      3,594,229     3,630,172
      Gardenswartz Plaza,
        7.40%, 5/1/07.........  04/02/02    2,578,718(b)      2,578,718     2,681,867
      Hadley Avenue Business
        Center,
        8.38%, 1/1/11.........  12/14/00    2,401,019(b)      2,401,019     2,521,070
      Harbor Corporate Center,
        7.43%, 4/1/05.........  03/07/02    5,400,000(b)      5,400,000     5,562,000
      Hillside Crossing South
        Shopping Center,
        7.93%, 1/1/05.........  12/22/97    1,650,548(b)      1,650,548     1,683,559
      Hillside Office Park,
        7.63%, 8/1/08.........  07/09/98      924,840           924,840       971,082
      Ina Corporate Land,
        7.88%, 11/1/04........  11/02/01    2,085,000         2,085,000     2,126,700
      Jamboree Building,
        8.93%, 12/1/06........  11/15/96    1,816,226(b)      1,798,064     1,888,876
      Katy Plaza I,
        7.43%, 1/1/05.........  12/21/01    6,275,000(b)      6,275,000     6,400,500
      Katy Plaza II,
        9.88%, 1/1/05.........  12/21/01    1,880,000         1,880,000     1,865,509
      La Posada and Casitas I,
        7.93%, 11/1/04........  11/02/01    5,680,000         5,680,000     5,793,600
      La Posada and Casitas
        II,
        11.88%, 11/1/04.......  09/23/02      830,000           830,000       844,637
      Lincoln Industrial,
        7.40%, 12/1/05........  11/20/02    3,000,000         3,000,000     3,090,000
      Minikahda Mini Storage
        III,
        8.62%, 8/1/09.........  09/16/99    4,026,568(b)      4,026,568     4,227,896

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  24  American Strategic Income Portfolio II

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Minikahda Mini Storage
        V,
        8.75%, 9/1/09.........  07/02/01  $ 2,224,448(b)   $  2,224,448  $  2,335,671
      Oak Knoll Village
        Shopping Center,
        8.68%, 7/1/05.........  06/10/98    1,307,100(b)      1,307,100     1,346,313
      PennMont Office Plaza,
        6.88%, 5/1/06.........  04/30/01    1,324,190(b)      1,324,190     1,363,916
      Plaza Colonial I,
        7.88%, 11/1/04........  11/02/01    2,310,000         2,310,000     2,356,200
      Plaza Colonial II,
        11.88%, 11/1/04.......  09/23/02      390,000           390,000       396,877
      PMG Center,
        8.93%, 9/1/03.........  08/29/96    2,190,611(b)      2,190,611     2,190,611
      Pyramid Plaza Office
        Building,
        7.71%, 4/30/07........  03/30/01    4,522,964         4,522,964     4,658,653
      Rapid Park Parking Lot,
        8.90%, 9/1/07.........  08/07/97    3,454,704(b)      3,454,705     3,627,440
      Redwood Dental Building,
        7.40%, 7/1/12.........  06/28/02    2,705,303         2,705,303     2,840,568
      Ridgehill Professional
        Building,
        7.38%, 1/1/09.........  12/07/98    2,511,576(b)      2,511,576     2,637,155
      Rimrock Plaza,
        7.65%, 12/1/08........  12/02/98    3,035,258(b)      3,035,258     3,187,021
      Rubin Center,
        8.78%, 7/1/12.........  06/13/97    3,026,645(b)      3,026,645     3,177,977
      Stevenson Office
        Building, Port Orchard
        Cinema, Jensen
        Industrial Building,
        7.88%, 2/1/09.........  01/21/99    3,035,052(b)      3,035,052     3,186,804
      Sundance Plaza,
        7.13%, 11/1/08........  10/29/98      764,923           764,923       803,169
      Villa Ricca Industrial
        Park,
        14.88%, 6/1/05........  06/27/02    2,500,000         2,500,000     2,550,000
      Xtra Self Storage,
        6.88%, 11/1/05........  10/15/02    2,114,807         2,114,807     2,178,251
                                                           ------------  ------------
                                                             83,601,707    86,374,448
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  25  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES continued

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

  MULTIFAMILY LOANS (64.5%):
      Autumnwood, Southern
        Woods, Hinton Hollow,
        7.68%, 6/1/09.........  05/24/02  $ 7,198,367(b)   $  7,198,367  $  7,558,285
      Cameron Lakes Apartments
        I,
        6.93%, 1/1/05.........  12/18/01   10,125,000(b)     10,125,000    10,327,500
      Cameron Lakes Apartments
        II,
        14.88%, 1/1/05........  12/18/01    1,260,000         1,260,000     1,248,006
      Chardonnay Apartments,
        8.60%, 1/1/07.........  12/18/96    4,094,844         4,074,370     4,258,638
      Crown Cove Senior Care
        Community,
        7.93%, 11/1/04........  11/01/01   13,000,000        13,000,000    13,260,000
      Dakotah Hills
        Condominiums,
        8.90%, 4/1/05.........  04/01/02    2,627,036         2,627,036     2,627,036
      Deering Manor,
        7.98%, 12/8/22........  12/08/92    1,100,591         1,089,585     1,100,591
      Eagles Landing
        Apartments,
        9.01%, 2/1/06.........  12/11/01    1,100,000         1,100,000     1,150,676
      Fairmount Apartments I,
        12.93%, 7/1/03........  09/27/01    5,500,000         5,500,000     5,122,775
      Fairmount Apartments II,
        12.88%, 8/1/03........  02/21/03      590,000           590,000       540,577
      Fairways I and II,
        8.65%, 2/1/04.........  01/31/01    4,100,000(b)      4,100,000     4,100,000
      Forest Estate
        Apartments,
        9.88%, 3/15/05........  09/20/02    2,150,000         2,150,000     2,150,000
      Forestree Apartments,
        7.83%, 6/1/04.........  06/01/01    7,725,000(b)      7,725,000     7,879,500
      Fremont Plaza
        Apartments,
        7.40%, 7/1/08.........  07/01/98    2,462,627(b)      2,462,627     2,585,758
      Harbor View Apartments,
        7.98%, 1/25/18........  01/22/93      664,977           658,327       664,977
      Hidden Woods Apartments
        I,
        6.68%, 1/1/06.........  12/18/02   12,000,000        12,000,000    10,714,000
      Hidden Woods Apartments
        II,
        11.88%, 1/1/06........  12/18/02      750,000           750,000       668,898

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  26  American Strategic Income Portfolio II

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Jaccard Apartments,
        8.73%, 12/1/03........  11/01/96  $ 2,636,652(b)   $  2,636,652  $  2,663,019
      Kona Kai Apartments,
        8.33%, 11/1/05........  10/24/95    1,041,124(b)      1,035,449     1,072,358
      Park Terrace Apartments,
        8.33%, 11/1/05........  10/24/95    2,338,578(b)      2,332,732     2,408,735
      Primrose Apartments,
        8.50%, 11/1/07........  10/19/95    1,032,098         1,027,701     1,083,703
      Scottsdale Courtyards,
        7.93%, 3/1/05.........  02/21/02   14,784,687        14,784,687    14,784,687
      Southridge Apartments,
        8.43%, 4/1/09.........  03/22/02    7,707,143(b)      7,707,143     8,092,500
      Sussex Club Apartments
        I,
        6.68%, 5/1/06.........  04/08/03    9,798,000         9,798,000     9,993,960
      Sussex Club Apartments
        II,
        11.88%, 5/1/06........  04/08/03      612,000           612,000       624,240
      The Firs Retirement
        Apartments,
        9.13%, 12/1/04........  12/14/01    1,985,130         1,985,130     1,954,104
      The Meadows, Fairfield
        Manor, Auburn
        Apartments,
        8.50%, 11/1/07........  10/19/95    1,444,108         1,442,704     1,516,313
      The Ridge Apartments,
        9.88%, 3/1/08.........  02/07/03    2,050,000         2,050,000     2,012,537
      The Willows Retirement
        Apartments,
        9.13%, 12/1/04........  12/14/01    1,687,361         1,687,361     1,660,988
      Timber Ridge Apartments,
        9.88%, 5/1/05.........  04/23/02    2,100,000         2,100,000     1,972,226
      Willowbook Apartments I,
        5.93%, 4/1/06.........  03/11/03    7,100,000         7,100,000     7,313,000
      Willowbrook Apartments
        II,
        11.88%, 4/1/06........  03/11/03      200,000           200,000       206,000
      Winterland Apartments I,
        9.23%, 7/1/12.........  06/06/97      571,788           571,788       600,377
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  27  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES continued

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
                                  Date      Par Value/
Description of Security         Acquired      Shares           Cost       Value (a)
------------------------------  --------  ---------------  ------------  ------------

      Winterland Apartments
        II,
        9.23%, 7/1/12.........  06/06/97  $ 1,095,927      $  1,095,927  $  1,150,723
                                                           ------------  ------------
                                                            134,577,586   135,066,687
                                                           ------------  ------------

  SINGLE FAMILY LOANS (0.8%):
      Merchants Bank,
        10.48%, 12/1/20.......  12/18/92      310,646           313,200       319,931
      Neslund Properties,
        9.88%, 2/1/23.........  01/27/93      676,590           673,230       696,887
      Nomura II,
        5.00%, 3/22/15........  08/22/94       77,510            73,770        50,769
      PHH U.S. Mortgage,
        8.65%, 1/1/12.........  12/30/92      572,185           556,800       507,109
                                                           ------------  ------------
                                                              1,617,000     1,574,696
                                                           ------------  ------------

        Total Whole Loans and
   Participation Mortgages....                              219,796,293   223,015,831
                                                           ------------  ------------
PREFERRED STOCKS (0.2%):
  REAL ESTATE INVESTMENT TRUSTS (0.2%):
      AMB Property............                  5,000           125,399       126,550
      Archstone Community
        Trust, Series D.......                  3,525            91,862        95,845
      CarrAmerica Realty
        Trust, Series B.......                    664            15,783        16,799
      CarrAmerica Realty
        Trust, Series C.......                  5,000           117,737       125,950
      CarrAmerica Realty
        Trust, Series D.......                  5,000           118,823       126,000
      Duke Realty Investments,
        Series E..............                    625            15,506        16,219
                                                           ------------  ------------

        Total Preferred
          Stocks..............                                  485,110       507,363
                                                           ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

         2003 ANNUAL REPORT  28  American Strategic Income Portfolio II

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)
Description of Security               Shares        Cost       Value (a)
-----------------------------------  ---------  ------------  ------------

RELATED PARTY MONEY MARKET FUND (f) (0.9%):
      First American Prime
        Obligations Fund...........  1,920,951  $  1,920,951  $  1,920,951
                                                ------------  ------------

        Total Investments in
          Securities (g)...........             $276,066,024  $280,480,095
                                                ------------  ------------
                                                ------------  ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2003, SECURITIES VALUED AT $132,047,062 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                            NAME OF
                                                                            BROKER
                        ACQUISITION                          ACCRUED    AND DESCRIPTION
       AMOUNT              DATE         RATE        DUE      INTEREST    OF COLLATERAL
---------------------   -----------   --------   ---------   --------   ---------------
     $44,000,000          5/1/2003     2.19%*     6/2/2003   $ 82,953          (1)
      28,643,221         5/15/2003     1.33%**   6/10/2003     17,990          (2)
     -----------                                             --------
     $72,643,221                                             $100,943
     ===========                                             ========

* RATE IS A NEGOTIATED FIXED RATE.
** INTEREST RATE AS OF MAY 31, 2003. RATES ARE BASED ON THE LONDON INTERBANK
   OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1) MORGAN STANLEY;
          FHLMC, 5.50%, 1/1/18, $8,411,628 PAR
          FHLMC, 9.00%, 7/1/30, $1,437,774 PAR
          FNMA, 6.00%, 10/1/16, $1,700,255 PAR
          FNMA, 5.50%, 6/1/17, $1,566,172 PAR
          FNMA, 5.00%, 9/1/17, $1,696,695 PAR
          FNMA, 5.00%, 11/1/17, $2,838,470 PAR
          FNMA, 6.50%, 6/1/29, $7,062,053 PAR
          FNMA, 7.50%, 4/1/30, $808,567 PAR
          FNMA, 7.50%, 5/1/30, $1,086,038 PAR
          FNMA, 8.00%, 5/1/30, $348,710 PAR
          FNMA, 8.00%, 6/1/30, $1,222,676 PAR
       (2) MORGAN STANLEY;
          1336 AND 1360 ENERGY PARK DRIVE, 7.55%, 10/1/08, $2,780,918 PAR
          AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW, 7.68%, 6/1/09, $7,198,367
       PAR

         2003 ANNUAL REPORT  29  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES continued

       BIGELOW OFFICE BUILDING, 8.88%, 4/1/07, $1,279,221 PAR
          CAMERON LAKES APARTMENTS I, 6.93%, 1/1/05, $10,125,000 PAR
          FAIRWAYS I AND II, 8.65%, 2/1/04, $4,100,000 PAR
          FORESTREE APARTMENTS, 7.83%, 6/1/04, $7,725,000 PAR
          FORTUNE PARK V, VI, VII, 7.90%, 1/1/04, $3,594,229 PAR
          FREMONT PLAZA APARTMENTS, 7.40%, 7/1/08, $2,462,627 PAR GARDENSWARTZ PLAZA, 7.40%, 5/1/07, $2,578,718 PAR
          HADLEY AVENUE BUSINESS CENTER, 8.38%, 1/1/11, $2,401,019 PAR
          HARBOR CORPORATE CENTER, 7.43%, 4/1/05, $5,400,000 PAR
          HILLSIDE CROSSING S. SHOPPING CENTER, 7.93%, 1/1/05, $1,650,548 PAR JACCARD APARTMENTS, 8.73%, 12/1/03, $2,636,652 PAR
          JAMBOREE BUILDING, 8.93%, 12/1/06, $1,816,226 PAR
          KATY PLAZA I, 7.43%, 1/1/05, $6,275,000 PAR
          KONA KAI APARTMENTS, 8.33%, 11/1/05, $1,041,124 PAR
          MINIKAHDA MINI STORAGE III, 8.62%, 8/1/09, $4,026,568 PAR
          MINIKAHDA MINI STORAGE V, 8.75%, 9/1/09, $2,224,448 PAR
          OAK KNOLL VILLAGE SHOPPING CENTER, 8.68%, 7/1/05, $1,307,100 PAR PARK TERRACE APARTMENTS, 8.33%, 11/1/05, $2,338,578 PAR
          PENNMONT OFFICE PLAZA, 6.88%, 5/1/06, $1,324,190 PAR
          PMG CENTER, 8.93%, 9/1/03, $2,190,611 PAR
          RAPID PARK PARKING LOT, 8.90%, 9/1/07, $3,454,704 PAR
          RIDGEHILL PROFESSIONAL BUILDING, 7.38%, 1/1/09, $2,511,576 PAR RIMROCK PLAZA, 7.65%, 12/1/08, $3,035,258 PAR
          RUBIN CENTER, 8.78%, 7/1/12, $3,026,645 PAR
          SOUTHRIDGE APARTMENTS, 8.43%, 4/1/09, $7,707,143 PAR
          STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA, JENSEN INDUSTRIAL BUILDING, 7.88%, 2/1/09, $3,035,052 PAR

   THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $60,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $60,000,000 LENDING COMMITMENT.
(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2003. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2003.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, ARE PRESENTED BELOW.

COMMERCIAL LOANS:
       1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
       BIGELOW OFFICE BUILDING - LAS VEGAS, NV
       FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
       GARDENSWARTZ PLAZA - SANTA FE, NM
       HADLEY AVENUE BUSINESS CENTER - OAKDALE, MN
       HARBOR CORPORATE CENTER - LOS ANGELES, CA
       HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
       HILLSIDE OFFICE PARK - ELK RIVER, MN

         2003 ANNUAL REPORT  30  American Strategic Income Portfolio II

       INA CORPORATE LAND - TUSCON, AZ
       JAMBOREE BUILDING - COLORADO SPRINGS, CO
       KATY PLAZA I - HOUSTON, TX
       KATY PLAZA II - HOUSTON, TX
       LA POSADA AND CASITAS I - TUSCON, AZ
       LA POSADA AND CASITAS II - TUSCON, AZ
       LINCOLN INDUSTRIAL - LAUDERHILL, FL
       MINIKAHDA MINI STORAGE III - ST. PAUL, MN
       MINIKAHDA MINI STORAGE V - ST. PAUL, MN
       OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
       PENNMONT OFFICE PLAZA - ALBUQUERQUE, NM
       PLAZA COLONIAL I - TUSCON, AZ
       PLAZA COLONIAL II - TUSCON, AZ
       PMG CENTER - FORT LAUDERDALE, FL
       PYRAMID PLAZA OFFICE BUILDING - LUBBOCK, TX
       RAPID PARK PARKING LOT - MINNEAPOLIS, MN
       REDWOOD DENTAL BUILDING - TAYLORSVILLE, UT
       RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
       RIMROCK PLAZA - BILLINGS, MT
       RUBIN CENTER - CLEARWATER, FL
       STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA, JENSEN INDUSTRIAL BUILDING - STEVENSON,
         PORT ORCHARD AND ARLINGTON, WA
       SUNDANCE PLAZA - COLORADO SPRINGS, CO
       VILLA RICCA INDUSTRIAL PARK - VILLA RICCA, GA
       XTRA SELF STORAGE - SAN CLEMENTE, CA

MULTIFAMILY LOANS:
       AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN
       CAMERON LAKES APARTMENTS I - CLEARWATER, FL
       CAMERON LAKES APARTMENTS II - CLEARWATER, FL
       CHARDONNAY APARTMENTS - TULSA, OK
       CROWN COVE SENIOR CARE COMMUNITY - CORONA DEL MAR, CA
       DAKOTAH HILLS CONDOMINIUMS - TUCSON, AZ
       DEERING MANOR - NASHWAUK, MN
       EAGLES LANDING APARTMENTS - WESTMINISTER, CO
       FAIRMONT APARTMENTS I - DALLAS, TX
       FAIRMONT APARTMENTS II - DALLAS, TX
       FAIRWAYS I AND II - LONGVIEW, WA
       FOREST ESTATE APARTMENTS, DALLAS, TX
       FORESTREE APARTMENTS - HOUSTON, TX
       FREMONT PLAZA APARTMENTS - PHOENIX, AZ
       HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
       HIDDEN WOODS APARTMENTS I - COLLEGE PARK, GA
       HIDDEN WOODS APARTMENTS II - COLLEGE PARK, GA
       JACCARD APARTMENTS - UNIVERSITY CITY, MO
       KONA KAI APARTMENTS - PUEBLO, CO
       PARK TERRACE APARTMENTS - PUEBLO, CO
       PRIMROSE APARTMENTS - GRAND FALLS, ND

         2003 ANNUAL REPORT  31  American Strategic Income Portfolio II

INVESTMENTS IN SECURITIES continued

       SCOTTSDALE COURTYARDS - SCOTTSDALE, AZ
       SOUTHRIDGE APARTMENTS - AUSTIN, TX
       SUSSEX CLUB APARTMENTS I - ATHENS, GA
       SUSSEX CLUB APARTMENTS II - ATHENS, GA
       THE FIRS RETIREMENT APARTMENTS - OLYMPIA, WA
       THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND THE RIDGE APARTMENTS - COLLEGE STATION, TX
       THE WILLOWS RETIREMENT APARTMENTS - BREMERTON, WA
       TIMBER RIDGE APARTMENTS - HOUSTON, TX
       WILLOWBROOK APARTMENTS I - RENO, NV
       WILLOWBROOK APARTMENTS II - RENO, NV
       WINTERLAND APARTMENTS I - GRAND FORKS, ND
       WINTERLAND APARTMENTS II - GRAND FORKS, ND

SINGLE FAMILY LOANS:
       MERCHANTS BANK - 11 LOANS, VERMONT
       NESLUND PROPERTIES - 38 LOANS, MINNESOTA
       NOMURA II - 1 LOAN, NEW JERSEY
       PHH U.S. MORTGAGE - 7 LOANS, UNITED STATES

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2003, THE TOTAL VALUE OF FAIR VALUED SECURITIES WAS $243,008,642 OR 116.1% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $278,724,467. COST BASIS FOR FEDERAL INCOME TAX PURPOSES WAS $2,658,443 GREATER THAN THE COST BASIS FOR BOOK PURPOSES DUE TO A ONE-TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAX PAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS
     FOLLOWS:


GROSS UNREALIZED APPRECIATION.....................  $   3,875,429
GROSS UNREALIZED DEPRECIATION.....................     (2,119,801)
                                                    -------------
    NET UNREALIZED APPRECIATION...................  $   1,755,628
                                                    =============

FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

         2003 ANNUAL REPORT  32  American Strategic Income Portfolio II

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. II, including the schedule of investments in securities, as of May 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2003, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II at May 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
July 2, 2003

         2003 ANNUAL REPORT  33  American Strategic Income Portfolio II

FEDERAL INCOME TAX Information

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION)

PAYABLE DATE                                        AMOUNT
------------                                        -------
June 26, 2002.....................................  $0.0950
July 24, 2002.....................................   0.0950
August 28, 2002...................................   0.0950
September 25, 2002................................   0.0950
October 23, 2002..................................   0.0950
November 20, 2002.................................   0.0950
December 18, 2002.................................   0.0950
January 9, 2003...................................   0.0950
February 26, 2003.................................   0.0950
March 26, 2003....................................   0.0950
April 23, 2003....................................   0.0950
May 28, 2003......................................   0.0950
                                                    -------
      Total.......................................  $1.1400
                                                    =======

         2003 ANNUAL REPORT  34  American Strategic Income Portfolio II

SHAREHOLDER Update

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on October 1, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The Fund's shareholders elected the following eight
                    directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson.........................    14,566,277           697,034
Andrew M. Hunter III*...................    15,031,817           231,494
Leonard W. Kedrowski....................    15,030,895           232,416
John M. Murphy, Jr.**...................    14,566,067           697,244
Richard K. Riederer.....................    15,030,954           232,357
Joseph D. Strauss.......................    15,030,775           232,536
Virginia L. Stringer....................    15,028,679           234,632
James M. Wade...........................    15,031,875           231,436

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002.
** JOHN M. MURPHY, JR TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE MAY 2003.

               (2) The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending May 31, 2003. The following votes were cast regarding this matter:

  SHARES
  VOTED             SHARES                         BROKER
  "FOR"         VOTED "AGAINST"      ABSTENTIONS  NON-VOTES
----------  -----------------------  -----------  ---------
14,640,789              517,822         104,700          --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan, which is a convenient and

         2003 ANNUAL REPORT  35  American Strategic Income Portfolio II

               SHAREHOLDER Update continued

                economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to

         2003 ANNUAL REPORT 36 American Strategic Income Portfolio II the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may

         2003 ANNUAL REPORT  37  American Strategic Income Portfolio II

               SHAREHOLDER Update continued

                terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 800-426-5523.

                HOW TO OBTAIN A COPY OF THE PROXY VOTING POLICY
                A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

         2003 ANNUAL REPORT  38  American Strategic Income Portfolio II

                 (This page has been left blank intentionally.)

         2003 ANNUAL REPORT  39  American Strategic Income Portfolio II

SHAREHOLDER UPDATE continued

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                    POSITION(S)
                                     HELD WITH
NAME, ADDRESS, AND AGE                  FUND          TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Roger A. Gibson (56)            Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of BSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Leonard W. Kedrowski (61)       Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of BSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Richard K. Riederer (59)        Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of BSP since
800 Nicollet Mall                                     August 2001.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Joseph D. Strauss (63)          Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of BSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Virginia L. Stringer (58)       Chair; Director       Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Chair term three years,
800 Nicollet Mall                                     assuming reelection as a director. Chair
Minneapolis, Minnesota 55402                          of BSP's board since 1998; current term
                                                      expires September 2003. Director of BSP
                                                      since August 1998.
----------------------------------------------------------------------------------------------
James M. Wade (59)              Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of BSP since
800 Nicollet Mall                                     August 2001.
Minneapolis, Minnesota 55402

         2003 ANNUAL REPORT  40  American Strategic Income Portfolio II

                                                                                                         OTHER
                                                                     NUMBER OF PORTFOLIOS IN         DIRECTORSHIPS
                                     PRINCIPAL OCCUPATION(S)               FUND COMPLEX                 HELD BY
  NAME, ADDRESS, AND AGE               DURING PAST 5 YEARS             OVERSEEN BY DIRECTOR            DIRECTOR*
  --------------------------------------------------------------------------------------------------------------------
  Roger A. Gibson (56)            Vice President, Cargo-United    First American Funds Complex:           None
  U.S. Bancorp Asset              Airlines, since July 2001;      twelve registered investment
  Management, Inc.                Vice President, North           companies, including sixty-two
  800 Nicollet Mall               America-Mountain Region for     portfolios.
  Minneapolis, Minnesota 55402    United Airlines from 1995 to
                                  2001.
  --------------------------------------------------------------------------------------------------------------------
  Leonard W. Kedrowski (61)       Owner, Executive and            First American Funds Complex:           None
  U.S. Bancorp Asset              Management Consulting, Inc., a  twelve registered investment
  Management, Inc.                management consulting firm,     companies, including sixty-two
  800 Nicollet Mall               since 1992; Chief Executive     portfolios.
  Minneapolis, Minnesota 55402    Officer, Creative Promotions
                                  International, LLC, a
                                  promotional award programs and
                                  products company, since 1999;
                                  Board member, GC McGuiggan
                                  Corporation (DBA Smyth
                                  Companies), a label printer,
                                  since 1993; Advisory Board
                                  member, Designer Doors,
                                  manufacturer of designer doors
                                  from 1998 to 2002; acted as
                                  CEO of Graphics Unlimited from
                                  1996 to 1998.
  --------------------------------------------------------------------------------------------------------------------
  Richard K. Riederer (59)        Retired; President and Chief    First American Funds Complex:           None
  U.S. Bancorp Asset              Executive Officer, Weirton      twelve registered investment
  Management, Inc.                Steel from 1995 to 2001;        companies, including sixty-two
  800 Nicollet Mall               Director, Weirton Steel from    portfolios.
  Minneapolis, Minnesota 55402    1993 to 2001.
  --------------------------------------------------------------------------------------------------------------------
  Joseph D. Strauss (63)          Chairman of FAF's and FAIF's    First American Funds Complex:           None
  U.S. Bancorp Asset              Boards from 1993 to September   twelve registered investment
  Management, Inc.                1997 and of FASF's Board from   companies, including sixty-two
  800 Nicollet Mall               June 1996 to September 1997;    portfolios.
  Minneapolis, Minnesota 55402    President of FAF and FAIF from
                                  June 1989 to November 1989;
                                  Owner and Executive Officer,
                                  Excensus-TM- LLC, a consulting
                                  firm, since 2001; Owner and
                                  President, Strauss Management
                                  Company, a Minnesota holding
                                  company for various
                                  organizational management
                                  business ventures, since 1993;
                                  Owner, Chairman and Chief
                                  Executive Officer, Community
                                  Resource Partnerships, Inc., a
                                  strategic planning, operations
                                  management, government
                                  relations, transportation
                                  planning and public relations
                                  organization, since 1993;
                                  attorney at law.
  --------------------------------------------------------------------------------------------------------------------
  Virginia L. Stringer (58)       Owner and President, Strategic  First American Funds Complex:           None
  U.S. Bancorp Asset              Management Resources, Inc., a   twelve registered investment
  Management, Inc.                management consulting firm,     companies, including sixty-two
  800 Nicollet Mall               since 1993; Executive           portfolios.
  Minneapolis, Minnesota 55402    Consultant for State Farm
                                  Insurance Company since 1997;
                                  formerly President and
                                  Director, The Inventure Group,
                                  a management consulting and
                                  training company; President,
                                  Scott's, Inc., a
                                  transportation company, and
                                  Vice President of Human
                                  Resources, The Pillsbury
                                  Company.
  --------------------------------------------------------------------------------------------------------------------
  James M. Wade (59)              Owner and President, Jim Wade   First American Funds Complex:           None
  U.S. Bancorp Asset              Homes, a homebuilding company,  twelve registered investment
  Management, Inc.                since 1999.                     companies, including sixty-two
  800 Nicollet Mall                                               portfolios.
  Minneapolis, Minnesota 55402

         2003 ANNUAL REPORT  41  American Strategic Income Portfolio II

SHAREHOLDER UPDATE continued

OFFICERS

                                    POSITION(S)
                                     HELD WITH              TERM OF OFFICE AND
    NAME, ADDRESS, AND AGE              FUND              LENGTH OF TIME SERVED
------------------------------------------------------------------------------------
Thomas S. Schreier, Jr. (40)**  President             Re-elected by the board
U.S. Bancorp Asset                                    annually; President of BSP
Management, Inc.                                      since February 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
John G. Wenker (51)**           Senior Vice           Re-elected by the board
U.S. Bancorp Asset              President             annually; Senior Vice
Management, Inc.                                      President of BSP since May
800 Nicollet Mall                                     2001.
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
Mark S. Jordahl (43)**          Vice President-       Re-elected by the board
U.S. Bancorp Asset              Investments           annually; Vice
Management, Inc.                                      President-Investments of BSP
800 Nicollet Mall                                     since September 2001.
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
Jeffery M. Wilson (47)**        Vice President-       Re-elected by the board
U.S. Bancorp Asset              Administration        annually; Vice
Management, Inc.                                      President-Administration of
800 Nicollet Mall                                     BSP since March 2000.
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
Russell J. Kappenman (38)**     Vice President-       Re-elected by the board
U.S. Bancorp Asset              and Assistant         annually; Vice President and
Management, Inc.                Secretary             Assistant Secretary of BSP
800 Nicollet Mall                                     since May 2001.
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
Julene R. Melquist (36)**       Vice President        Re-elected by the board
U.S. Bancorp Asset                                    annually; Vice President of
Management, Inc.                                      BSP since May 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
Robert H. Nelson (39)**         Treasurer             Re-elected by the board
U.S. Bancorp Asset                                    annually; Treasurer of BSP
Management, Inc.                                      since March 2000.
800 Nicollet Mall
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------
James D. Alt (51)               Secretary             Re-elected by the board
50 South Sixth Street,                                annually; Secretary of BSP
Suite 1500                                            since June 2002; Assistant
Minneapolis, Minnesota 55402                          Secretary of BSP from
                                                      September 1999 to June 2002.
------------------------------------------------------------------------------------
Michael J. Radmer (58)          Assistant Secretary   Re-elected by the board
50 South Sixth Street,                                annually; Assistant Secretary
Suite 1500                                            of BSP since March 2000;
Minneapolis, Minnesota 55402                          Secretary of BSP from
                                                      September 1999 to March 2000.
------------------------------------------------------------------------------------
Kathleen L. Prudhomme (50)      Assistant Secretary   Re-elected by the board
50 South Sixth Street,                                annually; Assistant Secretary
Suite 1500                                            of BSP since September 1999.
Minneapolis, Minnesota 55402
------------------------------------------------------------------------------------

         2003 ANNUAL REPORT  42  American Strategic Income Portfolio II

         NAME, ADDRESS, AND AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------
Thomas S. Schreier, Jr. (40)**            Chief Executive Officer of U.S. Bancorp
U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since May 2001;
800 Nicollet Mall                         Chief Executive Officer of First American
Minneapolis, Minnesota 55402              Asset Management from December 2000 to May
                                          2001 and of Firstar Investment & Research
                                          Management Company from February 2001 to
                                          May 2001; Senior Managing Director and Head
                                          of Equity Research of U.S. Bancorp Piper
                                          Jaffray from October 1998 to December 2000;
                                          Senior Airline Analyst and a Director of
                                          Equity Research of Credit Suisse First
                                          Boston through 1998.
-------------------------------------------------------------------------------------
John G. Wenker (51)**                     Managing Director of U.S. Bancorp Asset
U.S. Bancorp Asset Management, Inc.       Management, Inc. since May 2001; Mangaging
800 Nicollet Mall                         Director of First American Asset Management
Minneapolis, Minnesota 55402              from 1998 to May 2001; Mangaging Director
                                          of the Fixed Income Department at Piper
                                          Jaffray Inc. from 1992 to 1998.
-------------------------------------------------------------------------------------
Mark S. Jordahl (43)**                    Chief Investment Officer of U.S. Bancorp
U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since September
800 Nicollet Mall                         2001; President and Chief Investment
Minneapolis, Minnesota 55402              Officer, ING Investment Management-Americas
                                          from September 2000 to June 2001; Senior
                                          Vice President and Chief Investment
                                          Officer, ReliaStar Financial Corp. from
                                          January 1998 to September 2000; Executive
                                          Vice President and Managing Director,
                                          Washington Square Advisers from January
                                          1996 to December 1997.
-------------------------------------------------------------------------------------
Jeffery M. Wilson (47)**                  Senior Managing Director of U.S. Bancorp
U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since May 2001;
800 Nicollet Mall                         Senior Vice President of First American
Minneapolis, Minnesota 55402              Asset Management through May 2001.
-------------------------------------------------------------------------------------
Russell J. Kappenman (38)**               Managing Director of U.S. Bancorp Asset
U.S. Bancorp Asset Management, Inc.       Management, Inc. since May 2001; Vice
800 Nicollet Mall                         President of First American Asset
Minneapolis, Minnesota 55402              Management from 1998 to May 2001; tax
                                          manager and fixed income analyst with Piper
                                          Jaffray Inc. thru 1998.
-------------------------------------------------------------------------------------
Julene R. Melquist (36)**                 Vice President of U.S. Bancorp Asset
U.S. Bancorp Asset Management, Inc.       Management, Inc. since May 2001; analyst
800 Nicollet Mall                         with First American Asset Management from
Minneapolis, Minnesota 55402              1998 to May 2001; Assistant Vice President
                                          with Piper Capital Management Inc. through
                                          1998.
-------------------------------------------------------------------------------------
Robert H. Nelson (39)**                   Chief Operating Officer and Senior Vice
U.S. Bancorp Asset Management, Inc.       President of U.S. Bancorp Asset
800 Nicollet Mall                         Management, Inc. since May 2001; Senior
Minneapolis, Minnesota 55402              Vice President of First American Asset
                                          Management from 1998 to May 2001 and of
                                          Firstar Investment & Research Management
                                          Company from February 2001 to May 2001;
                                          Senior Vice President of Piper Capital
                                          Management Inc. through 1998.
-------------------------------------------------------------------------------------
James D. Alt (51)                         Partner, Dorsey & Whitney LLP, a
50 South Sixth Street, Suite 1500         Minneapolis-based law firm.
Minneapolis, Minnesota 55402
-------------------------------------------------------------------------------------
Michael J. Radmer (58)                    Partner, Dorsey & Whitney LLP, a
50 South Sixth Street, Suite 1500         Minneapolis-based law firm.
Minneapolis, Minnesota 55402
-------------------------------------------------------------------------------------
Kathleen L. Prudhomme (50)                Partner, Dorsey & Whitney LLP, a
50 South Sixth Street, Suite 1500         Minneapolis-based law firm.
Minneapolis, Minnesota 55402
-------------------------------------------------------------------------------------

*Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Act or subject to the requirements of
 Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

**Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, and Nelson and Ms.
  Melquist are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for BSP.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

         2003 ANNUAL REPORT  43  American Strategic Income Portfolio II

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Strategic Income Portfolio Inc. II
Vice President, Cargo-United Airlines

LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. II
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. II
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. II
Former Chairperson of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. II
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of American Strategic Income Portfolio Inc. II
Owner and President of Jim Wade Homes

[FIRST AMERICAN(TM) LOGO]

     AMERICAN STRATEGIC INCOME PORTFOLIO INC. II
     2003 ANNUAL REPORT

     U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is a separate entity and wholly owned subsidiary of U.S. Bancorp.

[RECYCLED SYMBOL]

     This document is printed on paper containing 10% postconsumer waste.

7/2003   0097-03 BSP-AR

ITEM 2 - Code of Ethics
RESPONSE:  Not applicable at this time

ITEM 3 - Audit Committee Financial Expert
RESPONSE:  Not applicable at this time

ITEM 4 - Principal Accountant Fees and Services
RESPONSE:  Not applicable at this time

ITEM 5 - Audit Committee of Listed Registrant
RESPONSE:  Not applicable at this time

ITEM 6 - Reserved

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
RESPONSE:

GENERAL PRINCIPLES

     U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

     USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

     POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

     PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

     CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

     Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

     To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

     In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

     If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

-  Obtaining instructions from the affected clients on how to vote the proxy;
- Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
-  Voting in proportion to the other shareholders;
- Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

-  Following the recommendation of a different independent third party.

     In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

-  Whether proxy statements were timely forwarded to ISS;
-  Whether proxy votes were cast on a timely basis;
-  Whether proxy votes were cast consistent with the policies; and
- Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

     USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-  Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-  Historic trading patterns
-  Rationale for the repricing
-  Value-for-value exchange
-  Option vesting
-  Term of the option
-  Exercise price
-  Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-  Purchase price is at least 85 percent of fair market value
-  Offering period is 27 months or less, and
-  Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

ITEM 8 -- Reserved

ITEM 9  Controls and Procedures
RESPONSE:

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely. Notwithstanding this conclusion, the registrant's Principal Executive Officer and Principal Financial Officer seek continuous improvements to its disclosure controls and procedures.
(b) There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10 - EXHIBITS
10(a) - Code of Ethics
RESPONSE:  Not applicable.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).
RESPONSE: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II

By  /s/ Thomas S. Schreier, Jr.
    ----------------------------
    Thomas S. Schreier, Jr.
    President

Date: August 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Thomas S. Schreier, Jr.
    ----------------------------
    Thomas S. Schreier, Jr.
    President

Date: August 5, 2003

By  /s/ Robert H. Nelson
    ---------------------
    Robert H. Nelson
    Treasurer

Date: August 5, 2003